EXHIBIT 10 (17)

INDEMNIFICATION AGREEMENT

This INDEMNIFICATION AGREEMENT is made as of the         of December 2001, by and between Axsys Technologies, Inc., a Delaware corporation (the “Corporation”), and the individual whose name appears on the signature page hereof (such individual being referred to herein as the “Indemnified Representative” and collectively with other individuals who may execute substantially similar agreements as the “Indemnified Representatives”).

WHEREAS:

A.            The Indemnified Representative currently is serving in one or more capacities as a director or officer of the Corporation or has been specifically designated as a person whom the Corporation shall indemnify as hereinafter provided (which may include any person serving at the request of the Corporation, as a director, officer, employee, agent fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise) and as such is performing a valuable service to or on behalf of the Corporation.

B.            Directors and officers of corporations in general may be subject to expensive and time consuming litigation, including matters that traditionally would be brought only against the corporation.  Although the Corporation has obtained directors and officers liability insurance to protect its directors and officers, such insurance policy  is subject to cancellation or termination in the future.  Therefore the Corporation believes it is appropriate to provide additional protection for its directors and officers.

C.            The Indemnified Representative has indicated that the Indemnified Representative may not be willing to remain in office or otherwise continue to serve the Corporation absent the protections afforded by this Agreement.  To induce the Indemnified Representative to continue to serve the Corporation and in consideration for such continued service, and to assist in the recruitment of qualified personnel in the future, the Corporation agrees to indemnify the Indemnified Representative upon the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the Corporation and the Indemnified Representative agree as follows:

AGREEMENT TO SERVE.                  THE INDEMNIFIED REPRESENTATIVE AGREES TO SERVE OR CONTINUE TO SERVE IN EACH INDEMNIFIED CAPACITY (AS HEREINAFTER DEFINED) HELD NOW OR IN THE FUTURE FOR SO LONG AS THE INDEMNIFIED REPRESENTATIVE IS DULY ELECTED OR APPOINTED OR UNTIL SUCH TIME AS THE INDEMNIFIED REPRESENTATIVE TENDERS A RESIGNATION IN WRITING.  THIS AGREEMENT SHALL NOT BE DEEMED AN EMPLOYMENT CONTRACT BETWEEN THE CORPORATION OR ANY OF ITS AFFILIATES AND ANY INDEMNIFIED REPRESENTATIVE WHO IS AN EMPLOYEE OF THE CORPORATION OR ANY OF ITS AFFILIATES, AND THE INDEMNIFIED REPRESENTATIVE SPECIFICALLY ACKNOWLEDGES THAT THE INDEMNIFIED REPRESENTATIVE’S EMPLOYMENT WITH THE CORPORATION OR ANY OF ITS AFFILIATES IS AT WILL, AND THAT THE INDEMNIFIED REPRESENTATIVE MAY BE DISCHARGED AT ANY TIME FOR ANY REASON, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT SEVERANCE COMPENSATION, EXCEPT AS MAY BE OTHERWISE PROVIDED IN A WRITTEN EMPLOYMENT CONTRACT BETWEEN THE INDEMNIFIED REPRESENTATIVE AND THE CORPORATION OR ANY OF ITS AFFILIATES OR OTHER APPLICABLE FORMAL SEVERANCE POLICIES DULY ADOPTED BY THE BOARD OF DIRECTORS OF THE INDEMNIFIED REPRESENTATIVE’S EMPLOYER.

INDEMNIFICATION.

Except as provided in Sections 2(b), 3 and 5, the Corporation shall indemnify the  Indemnified Representative against any Liability (as hereinafter defined) incurred by the Indemnified Representative in connection with any Proceeding (as hereinafter defined) in which the Indemnified Representative may be involved as a party or otherwise, by reason of the fact that the Indemnified Representative is or was serving in an Indemnified Capacity, including, without limitation, any

Liability resulting from actual or alleged breach or neglect of duty, error, misstatement or misleading statement, gross negligence, negligence or act giving rise to strict or products liability, whether occurring prior to or after the date of this Agreement.  If the Indemnified Representative is entitled to indemnification in respect of a portion, but not all, of any Liability, the Corporation shall indemnify the Indemnified Representative to the maximum extent for such portion of any Liability.  The indemnification provided under this agreement is effective from and after the time the individual representative first became an officer or director of the Corporation.

Notwithstanding the provisions of subsection (a), the Corporation shall not indemnify the Indemnified Representative under this Agreement for any Liability incurred in a Proceeding initiated (which shall not be deemed to include counter-claims or affirmative defenses) or participated in as an intervenor or amicus curiae by the Indemnified Representative unless such initiation of or participation in the proceeding is authorized, either before or after commencement of the Proceeding, by the affirmative vote of a majority of the directors in office.  This subsection does not apply to reimbursement of expenses incurred in successfully prosecuting or defending an arbitration under Section 5(d) or otherwise successfully prosecuting or defending the rights granted to the Indemnified Representative by or pursuant to this Agreement.

As used in this Agreement:

“Indemnified Capacity” means any and all past, present or future service by an Indemnified Representative in one or more capacities (A) as a director, officer, employee or agent of the Corporation, of any subsidiary of the Corporation or of any constituent corporation absorbed by the Corporation in a consolidation or merger, or (B) at the request of the Corporation as a director, officer, employee, agent, fiduciary or trustee of another corporation or of any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other entity or enterprise.

“Liability” means any damage, judgment, amount paid in settlement, fine, penalty, punitive damages, excise tax assessed with respect to an employee benefit plan, or cost or expense of any nature (including, without limitation, attorneys’ fees and disbursements and the costs and expenses of investigating any Proceeding); and

“Proceeding” means any threatened, pending or completed action, suit, appeal or other proceeding of any nature, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the Corporation, a class of its security (whether equity or debt) holders, any creditors of the Corporation or otherwise.

EXCLUSIONS.

The Corporation shall not be liable under this Agreement to make any payment in connection with any Liability incurred by the  Indemnified Representative:

to the extent payment for such Liability is made to the  Indemnified Representative under an insurance policy provided by the Corporation, and in the event the Corporation makes any indemnification payments to the Indemnified Representative and the Indemnified Representative is subsequently reimbursed from the proceeds of insurance, the Indemnified Representative shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursements;

to the extent the Indemnified Representative is indemnified for such Liability by the Corporation under its certificate of incorporation or by-laws or under the Delaware General Corporation Law or otherwise than pursuant to this Agreement;

for any claim for an accounting of profits made either from the purchase or sale by such Indemnified Representative of securities of the Corporation pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any corresponding or superseding provision, or from any use of material, non-public information, if such use is illegal under applicable provisions of the Exchange Act or the regulations thereunder;

for which the conduct of the Indemnified Representative has been determined in a final adjudication pursuant to Section 5(d) or otherwise to constitute bad faith or knowing violation of law, or receipt by such person of an improper personal benefit, and which conduct was material to the cause of action or claim giving rise to the Liability; or

to the extent such indemnification has been determined in a final adjudication pursuant to Section 5(d) or otherwise to be unlawful.

Any fact, act or omission pertaining to the Indemnified Representative shall not be imputed to any other Indemnified Representative for the purposes of determining the applicability of any exclusion set forth herein.

The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnified Representative is not entitled to indemnification under this Agreement.

ADVANCEMENT OF EXPENSES.   THE CORPORATION SHALL PAY ANY LIABILITY INCURRED IN GOOD FAITH BY THE INDEMNIFIED REPRESENTATIVE IN ADVANCE OF THE FINAL DISPOSITION OF A PROCEEDING UPON RECEIPT OF AN UNDERTAKING BY OR ON BEHALF OF THE INDEMNIFIED REPRESENTATIVE TO REPAY SUCH AMOUNT IF IT SHALL ULTIMATELY BE DETERMINED PURSUANT TO SECTION 5(D) OR OTHERWISE THAT THE INDEMNIFIED REPRESENTATIVE IS NOT ENTITLED TO BE INDEMNIFIED BY THE CORPORATION PURSUANT TO THIS AGREEMENT.  THE FINANCIAL ABILITY OF THE INDEMNIFIED REPRESENTATIVE TO REPAY AN ADVANCE SHALL NOT BE A PREREQUISITE TO THE MAKING OF SUCH ADVANCE.

INDEMNIFICATION PROCEDURE.

The Indemnified Representative shall use such Indemnified Representative’s best efforts to notify promptly the Secretary of the Corporation of the commencement of any Proceeding or the occurrence of any event which might give rise to a Liability under this Agreement, but the failure so to notify the Corporation shall not relieve the Corporation of any liability which it may have to the Indemnified Representative under this Agreement or otherwise.

The Corporation shall be entitled, upon notice to the Indemnified Representative, to assume the defense of any Proceeding with counsel reasonably satisfactory to the Indemnified Representative involved in such Proceeding or a majority of the Indemnified Representatives involved in such Proceeding if there be more than one.  If the Corporation notifies the Indemnified Representative of its election to defend the Proceeding, the Corporation shall have no liability for the expenses (including attorneys’ fees and disbursements) of the Indemnified Representative incurred in connection with the defense of such Proceeding subsequent to such notice, unless (i) such expenses (including attorneys’ fees and disbursements) have been authorized by the Corporation, (ii) the counsel employed by the Corporation for the purpose of assuming such defense is not reasonably satisfactory to such Indemnified Representative or Indemnified Representatives, or (iii) it shall have been determined pursuant to Section 5(d) that the Indemnified Representative was entitled to indemnification for such expenses under this Agreement or otherwise.  Notwithstanding the foregoing, the Indemnified Representative may elect to retain counsel at the Indemnified Representative’s own cost and expense to participate in the defense of such Proceeding.

The Corporation shall not be required to obtain the consent of the Indemnified Representative to the settlement of any Proceeding, which the Corporation has undertaken to defend if the Corporation assumes full and sole responsibility for such settlement and the settlement grants the Indemnified Representative an unqualified release in respect of all Liabilities at issue in the Proceeding.  The Corporation shall not be liable for any amount paid by an Indemnified Representative in settlement of any Proceeding that is not defended by the Corporation, unless the Corporation has consented to such settlement (which consent shall not be unreasonably withheld).

Any dispute related to the right to indemnification, contribution or advancement of expenses hereunder, except with respect to indemnification for liabilities arising under the Securities Act of 1933 which the Corporation has undertaken to submit to a court for adjudication, shall be decided only by arbitration in the City of New York, New York, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, one of whom shall be selected by the Corporation, the second of whom shall be selected by the Indemnified Representative and the third of whom shall be selected by the other two arbitrators.  In the absence of the American Arbitration Association, or if for any reason arbitration under the arbitration rules of the American Arbitration Association cannot be initiated, or if one of the parties fails or refuses to select an arbitrator, or if the arbitrators selected by the Corporation and the Indemnified Representative cannot agree on the selection of the third arbitrator within seven days after such time as the Corporation and the Indemnified Representative have each been notified of the selection of the other’s arbitrator, the necessary arbitrator or arbitrators shall be selected by the presiding judge of the court of general jurisdiction of the State of New York.  Each arbitrator selected as provided herein is required to be or have been a director or an executive officer of a corporation whose shares of common stock were listed during at least one year of such service on the New York Stock Exchange or the American Stock Exchange or quoted on the Nasdaq Stock Market.  The party or parties challenging the right of an Indemnified Representative to the benefits of this Agreement shall have the burden of proof.  The Corporation shall reimburse the Indemnified Representative for the expenses (including attorneys’ fees and disbursements) incurred in successfully prosecuting or defending such arbitration.  Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction.  This arbitration provision shall be specifically enforceable.

Upon a payment to the Indemnified Representative under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of the Indemnified Representative to recover against any person for such Liability, and the Indemnified Representative shall execute all documents and instruments required by the Corporation and shall take such other actions requested by the Corporation and at its expense as may be necessary to secure such rights, including the execution of such documents as may be necessary for the Corporation to bring suit to enforce such rights.

NON-EXCLUSIVITY.          THE INDEMNIFICATION RIGHTS GRANTED TO THE INDEMNIFIED REPRESENTATIVE PURSUANT TO THIS AGREEMENT (I) SHALL NOT BE DEEMED EXCLUSIVE OF ANY OTHER RIGHTS TO WHICH THE INDEMNIFIED REPRESENTATIVE MAY BE ENTITLED UNDER ANY STATUTE, BY-LAW, CERTIFICATE OR ARTICLES OF INCORPORATION, AGREEMENT, VOTE OF SHAREHOLDERS OR DISINTERESTED DIRECTORS OR OTHERWISE, BOTH AS TO ACTION IN AN INDEMNIFIED CAPACITY AND IN ANY OTHER CAPACITY, AND (II) SHALL CONTINUE AS TO A PERSON WHO HAS CEASED TO BE ELECTED, APPOINTED OR EMPLOYED BY THE CORPORATION IN AN INDEMNIFIED CAPACITY IN RESPECT OF MATTERS ARISING WHEN SUCH PERSONS PERFORMED IN AN INDEMNIFIED CAPACITY.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE CORPORATION AND THE INDEMNIFIED REPRESENTATIVE ACKNOWLEDGE THE PROVISIONS OF THE CORPORATION’S CERTIFICATE OF INCORPORATION AND BY-LAWS REGARDING INDEMNIFICATION AND CONFIRM THAT THE INDEMNIFIED REPRESENTATIVE IS ACTING IN RELIANCE THEREON.

DURATION OF AGREEMENT.        THIS AGREEMENT SHALL APPLY TO ANY CLAIM ASSERTED AND ANY LIABILITY INCURRED IN CONNECTION WITH ANY CLAIM ASSERTED ON OR AFTER THE DATE ON WHICH THE INDEMNIFIED REPRESENTATIVE BEGAN SERVING IN EACH INDEMNIFIED CAPACITY AND SHALL CONTINUE UNTIL AND TERMINATE UPON THE LATER OF:  (A) SIX YEARS AFTER THE INDEMNIFIED REPRESENTATIVE HAS CEASED TO SERVE IN ANY INDEMNIFIED CAPACITY; OR (B) ONE YEAR AFTER THE FINAL TERMINATION OF ALL PENDING OR THREATENED PROCEEDINGS OF THE KIND DESCRIBED HEREIN WITH RESPECT TO THE INDEMNIFIED REPRESENTATIVE.

DISCHARGE OF DUTY.     THE INDEMNIFIED REPRESENTATIVE SHALL BE DEEMED TO HAVE DISCHARGED SUCH PERSON’S DUTY TO THE CORPORATION IF HE OR SHE HAS RELIED IN GOOD FAITH ON INFORMATION, OPINIONS, REPORTS OR STATEMENTS, INCLUDING FINANCIAL STATEMENTS AND OTHER FINANCIAL DATA, IN EACH CASE PREPARED OR PRESENTED BY ANY OF THE FOLLOWING:

one or more officers or employees of the Corporation whom the Indemnified Representative reasonably believes to be reliable and competent with respect to the matter presented;

legal counsel, public accountants or other persons as to matters that the Indemnified Representative reasonably believes are within the person’s professional or expert competence; or

a committee of the Board of Directors of the Corporation on which he or she does not serve as to matters within its area of designated authority, which committee he or she reasonably believes to merit confidence.

RELIANCE ON PROVISIONS.           THE INDEMNIFIED REPRESENTATIVE SHALL BE DEEMED TO BE ACTING IN SUCH PERSON’S INDEMNIFIED CAPACITY IN RELIANCE UPON THE RIGHTS OF INDEMNIFICATION PROVIDED BY THIS AGREEMENT.

SEVERABILITY AND REFORMATION.         ANY PROVISION OF THIS AGREEMENT WHICH IS ADJUDICATED TO BE INVALID OR UNENFORCEABLE IN ANY JURISDICTION OR UNDER ANY CIRCUMSTANCE SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH INVALIDITY OR UNENFORCEABILITY ONLY AND SHALL BE DEEMED REFORMED SO AS TO CONTINUE TO APPLY TO THE MAXIMUM EXTENT AND TO PROVIDE THE MAXIMUM INDEMNIFICATION PERMISSIBLE UNDER THE APPLICABLE LAW OF SUCH JURISDICTION.  ANY SUCH ADJUDICATION SHALL NOT INVALIDATE OR RENDER UNENFORCEABLE THE REMAINING PROVISIONS HEREOF AND SHALL NOT INVALIDATE OR RENDER UNENFORCEABLE SUCH PROVISION IN ANY OTHER JURISDICTION OR UNDER ANY OTHER CIRCUMSTANCES.

COUNTERPARTS.              THIS AGREEMENT MAY BE EXECUTED IN SEVERAL COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL, BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME DOCUMENT.

HEADINGS.          SECTION HEADINGS ARE FOR CONVENIENCE ONLY AND DO NOT CONTROL OR AFFECT MEANING OR INTERPRETATION OF ANY TERMS OR PROVISIONS HEREOF.

NOTICES.              ANY NOTICE, CLAIM, REQUEST OR DEMAND REQUIRED OR PERMITTED HEREUNDER SHALL BE IN WRITING AND SHALL BE DEEMED GIVEN IF DELIVERED PERSONALLY OR SENT BY TELEGRAM OR BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID:  (I) IF TO THE CORPORATION, TO 175 CAPITAL BOULEVARD, SUITE 103, ROCKY HILL, CT 06067, ATTENTION: SECRETARY, OR (II) IF TO THE INDEMNIFIED REPRESENTATIVE, TO THE ADDRESS LISTED ON THE SIGNATURE PAGE HEREOF, OR TO SUCH OTHER ADDRESS AS ANY PARTY HERETO SHALL HAVE SPECIFIED IN A NOTICE GIVEN IN ACCORDANCE WITH THIS SECTION.

AMENDMENTS; BINDING EFFECT.      NO AMENDMENT, MODIFICATION, TERMINATION OR CANCELLATION OF THIS AGREEMENT SHALL BE EFFECTIVE AS TO THE INDEMNIFIED REPRESENTATIVE UNLESS SIGNED IN WRITING BY THE CORPORATION AND THE INDEMNIFIED REPRESENTATIVE.  THIS AGREEMENT SHALL BE BINDING UPON THE CORPORATION AND ITS SUCCESSORS AND ASSIGNS AND SHALL INURE TO THE BENEFIT OF THE HEIRS, EXECUTORS, ADMINISTRATORS AND PERSONAL REPRESENTATIVES OF THE INDEMNIFIED REPRESENTATIVE.

GOVERNING LAW.             THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO THE PRINCIPLES GOVERNING THE CONFLICT OF LAWS APPLICABLE IN THAT OR ANY OTHER JURISDICTION.

GENDER AND NUMBER.  WORDS USED HEREIN, REGARDLESS OF THE GENDER OR NUMBER SPECIFICALLY USED, SHALL BE DEEMED TO INCLUDE ANY OTHER GENDER, MASCULINE, FEMININE OR NEUTER, AND ANY OTHER NUMBER, SINGULAR OR PLURAL, AS THE CONTEXT MAY REQUIRE.

ENTIRE AGREEMENT.      SUBJECT TO THE PROVISIONS OF SECTION 6 HEREOF, THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDES ALL PROPOSALS, COMMITMENTS, WRITINGS, NEGOTIATIONS AND UNDERSTANDINGS, ORAL AND WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF.  A WAIVER BY ANY PARTY OF ANY BREACH OR VIOLATION OF THIS AGREEMENT SHALL NOT BE DEEMED OR CONSTRUED AS A WAIVER OF ANY SUBSEQUENT BREACH OR VIOLATION THEREOF.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first set forth above.

AXSYS TECHNOLOGIES, INC.

Mark J. Bonney
President & Chief Operating Officer

INDEMNIFIED REPRESENTATIVE

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